Investor Presentation MARCH 1, 2022

Forward Looking Statements This investor presentation contains statements reflecting our views about the future performance of Hostess Brands, Inc. and its subsidiaries (referred to as “Hostess Brands” or the “Company”) that constitute “forward-looking statements” that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that we expect or anticipate will occur are also considered forward-looking statements. All forward looking statements included herein are made only as of the date hereof. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to; our ability to maintain, extend or expand our reputation and brand image; failing to protect our intellectual property rights; our ability to leverage our brand value to compete against lower-priced alternative brands; our ability to correctly predict, identify and interpret changes in consumer preferences and demand and offering new products to meet those changes; our ability to operate in a highly competitive industry; our ability to maintain or add additional shelf or retail space for our products; our ability to continue to produce and successfully market products with extended shelf life; our ability to successfully integrate, achieve expected synergies and manage our acquired businesses and brands; our ability to drive revenue growth in our key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices and our ability to adjust our pricing to cover any increased costs; the availability and pricing of transportation to distribute our products; our dependence on our major customers; our geographic focus could make us particularly vulnerable to economic and other events and trends in North America; consolidation of retail customers; increased costs to comply with governmental regulation; general political, social and economic conditions; increased healthcare and labor costs; the fact that a portion of our workforce belongs to unions and strikes or work stoppages could cause our business to suffer; product liability claims, product recalls, or regulatory enforcement actions; unanticipated business disruptions; dependence on third parties for significant services; inability to identify or complete strategic acquisitions; our insurance not providing adequate levels of coverage against claims; failures, unavailability, or disruptions of our information technology systems; departure of key personnel or a highly skilled and diverse workforce; and our ability to finance our indebtedness on terms favorable to us; and other risks as set forth under the caption “Risk Factors” from time to time in our Securities and Exchange Commission filings. The impact of COVID-19 may also exacerbate these risks, any of which could have a material effect on the Company. This situation is changing rapidly and additional impacts may arise that the Company is not aware of currently. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company's behalf are expressly qualified in their entirety by these risk factors. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. Industry and Market Data In this Investor Presentation, Hostess Brands relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess Brands obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. All prior period market data in this presentation reflects the restatement of convenience channel data executed by Nielsen during 2020. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. Hostess Brands has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess Brands’ management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures Adjusted net revenue, adjusted gross profit, adjusted gross margin, adjusted operating income, adjusted net income, adjusted net income margin, adjusted Class A net income, adjusted diluted shares and adjusted EPS collectively referred to as “Non-GAAP Financial Measures,” are commonly used in the Company’s industry and should not be construed as an alternative to net revenue, gross profit, operating income, net income, net income attributed to Class A stockholders, diluted shares outstanding or earnings per share as indicators of operating performance (as determined in accordance with GAAP). These Non-GAAP financial measures exclude certain items included in the comparable GAAP financial measure. This Investor Presentation also includes non-GAAP financial measures, including earnings before interest, taxes, depreciation, amortization and other adjustments to eliminate the impact of certain items that we do not consider indicative of our ongoing performance (“Adjusted EBITDA”) and Adjusted EBITDA Margin. Adjusted EBITDA Margin represents Adjusted EBITDA divided by adjusted net revenues. Hostess Brands believes that these Non-GAAP Financial Measures provide useful information to management and investors regarding certain financial and business trends relating to Hostess Brands’ financial condition and results of operations. Hostess Brands’ management uses these Non-GAAP Financial Measures to compare Hostess Brands’ performance to that of prior periods for trend analysis, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Hostess Brands believes that the use of these Non-GAAP Financial Measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess Brands does not consider these Non-GAAP Financial Measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore Hostess Brands’ Non-GAAP Measures may not be directly comparable to similarly titled measures of other companies. The Company does not provide a reconciliation of the forward-looking information to the most directly comparable GAAP measures because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Totals in this Investor Presentation may not add up due to rounding. 2 Disclaimer

Outstanding Fourth Quarter and Full Year Performance 3 Full year 2021 results above our raised expectations  Strong topline momentum with double digit net revenue growth for both the full year and the fourth quarter  Accelerating market share gains as our share of the Sweets Baked Goods category increased to 21.5%* with solid POS sales trends across all channels  Strong contribution from new products as our exciting innovation pipeline headlined by Baby Bundts and Muff’n Stix continues to gain traction  Double digit EBITDA and EPS growth as we continue to successfully manage an increasingly challenging operating environment  Successful execution of multiple pricing actions to offset inflationary headwinds, including double digit inflation in the second half  Net debt leverage falls to the low-end of our targeted 3-4x range, while completion of the warrants exercise simplified our capital structure *Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of Sale and Market Share, 13 weeks ending 1/1/22

4 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. Double Digit Growth in the Fourth Quarter $63.7 $73.2 Q4 2020 Q4 2021 $256.0 $297.2 Q4 2020 Q4 2021 Net Revenue (in millions) Adjusted EBITDA (in millions) 16.1% growth 14.9% growth $0.21 $0.25 Q4 2020 Q4 2021 Adjusted EPS (in millions) 19.0% growth Outstanding execution in an increasingly challenging operating environment

5 Q4 Revenue Growth Driven by Hostess® Three Months Ended Twelve Months Ended December 31, Change December 31, Change ($ in millions) 2021 2020 $ % 2021 2020 $ % Sweet Baked Goods $266.6 $227.3 $39.3 17.3% $1,025.5 $920.4 $105.1 11.4% Cookies 30.6 28.7 1.9 6.6% 116.5 103.0 13.5 13.1% Total Adjusted Net Revenue $297.2 $256.0 $41.2 16.1% $1,142.0 $1,023.4 $118.6 11.6% Adjusted Net Revenue is a non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures. Double-digit annual growth across our portfolio of sweet baked goods and cookies

26.2% 2.8% 4.1% 6 Ideally Positioned to Benefit from Evolving Consumer Behaviors 22.2% 6.9% 13.4%Multi-Pack Point-of-Sale Single-Serve Point-of-Sale Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Q4 2021 – 13 weeks ended 1/1/2022 and prior year comparable periods. Q4 2020 Q4 2021 Two-year stack accelerated as Hostess® leading single-serve category growth At-home snacking remains elevated; Hostess® leading multi-pack growth Q4 2019 Two-Year Stack Growth 29.0% Two-Year Stack Growth 29.1% Leading Sweet Baked Goods category growth across both single-serve and multi-pack Q4 2020 Q4 2021 Q4 2019

13.5% 6.3% 13.2% 43.1% 28.2% 32.3% Breakfast Pastries Donut Total Breakfast Category Hostess 7 Strong Momentum in Breakfast Driven by on-trend innovation, superior retail execution, and growing morning snacking occasion Retail Dollar Growth QTD vs YA Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of sale (“POS”) changes for the 13 weeks ended 1/1/2022 as compared to the comparable period in the prior year.

Market Share Gains Across All Channels 8 Broad-based gains driving growth ahead of the Sweet Baked Goods category Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of sale (“POS”) and market share data changes for the 13 weeks ended 1/1/2022 as compared to the comparable period in the prior year. Prior period Nielsen data reflects the restatement of convenience channel data executed by Nielsen during 2020. $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Convenience Grocery Mass Dollar Club Drug 13 WE 1/1/2021 13 WE 1/1/2022 30.3% 15.6% 12.1% 32.9% 23.8% 60.2% 288 201 49 155 248 988 POS Change 27.1% 22.7% 16.6% 11.2% 49.7% 32.9% PO S D ol la rs (I n M illi on s) $323M $401M Total Hostess 24.1% 21.5% 218 Market Share Market Share Change (bps)

Consistent Track Record of Market Share Gains 9 Outstanding execution in 2021 drives 187 basis points of share gains in Sweet Baked Goods category Market Share (52 Weeks) 2017 2018 2019 18.0% 19.6% 19.5% Point-of-Sale (52 weeks, in millions) 2017 2018 2019 $1,123 $1,275 $1,354 17.0% 2020 $1,143 2020 Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of Sale and Market Share, 52 weeks ending 1/6/18, 1/5/19, 1/4/20, 1/2/21 1/1/22. Prior period Nielsen data reflects the restatement of convenience channel data executed by Nielsen during 2020. Additionally, prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess (2017 – 2018). $1,549 2021 21.3% 2021

23% 24% 25% 26% 27% 28% 29% 30% $450 $500 $550 $600 $650 $700 2018 2019 2020 2021 POS Market Share Accelerating Growth in the Key C-Store Channel 10 Hostess market share increased to all-time high levels Convenience Store POS and Market Share Source: Nielsen, Total Nielsen Universe for the Company in the Convenience channel within the SBG Category for the 52 weeks ended 1/1/2022 and the comparable prior year periods and reflects a scheduled one-week shift in current and prior-year reporting periods performed by Nielsen in April 2021 to better coincide with calendar periods. M arket SharePO S D ol la rs (I n M illi on s)

Net Debt Leverage Near the Low End of Targeted Range 11 Provides Flexibility to Invest in Growth and Generate Shareholder Value 4.0x** * Net Leverage ratio is net debt (total long-term debt less lease obligations, unamortized debt premiums and cash and cash equivalents) divided by Adjusted EBITDA for the trailing twelve-month period. Adjusted EBITDA is a non-GAAP financial measure. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures. 3.3x Net Leverage Ratio* History of successfully reducing leverage while increasing shareholder value through accretive acquisitions and disciplined investments for growth 3.9x 3.1x Q4 2020 Target Long- Term Leverage 3.0-4.0x Q4 2021

Consolidated Financial Results 12 Double-Digit Net Revenue and Earnings Growth Adjusted Net Revenue, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EPS are non-GAAP financial measures. See “Use of Non- GAAP Financial Measures” in the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. Three Months Ended Twelve Months Ended December 31, Change December 31, Change ($ in millions, except per share data) 2021 2020 $ % 2021 2020 $ % Adjusted Net Revenue $297.2 $256.0 $41.2 16.1% $1,142.0 $1,023.4 $118.6 11.6% Adjusted Gross Profit $110.6 $95.8 $14.8 15.4% $410.7 $369.4 $41.3 11.2% Adjusted Gross Margin 37.2% 37.4% (21bps) 36.0% 36.1% (13bps) Adjusted Operating Income $56.9 $47.7 $9.2 19.3% $207.5 $176.4 $31.1 17.6% Adjusted EBITDA $73.2 $63.7 $9.5 14.9% $268.8 $240.1 $28.7 12.0% Adjusted EBITDA Margin 24.6% 24.9% (25bps) 23.5% 23.5% 8bps Adjusted EPS $0.25 $0.21 $0.04 19.0% $0.88 $0.75 $0.13 17.3%

Introducing 2022 Guidance ($ in millions, except EPS) 2021 Actuals 2022 Guidance Net Revenue $1,142.0 5% - 8% Growth Adjusted EBITDA $268.8 $280 – $290 (Growth of 4% – 8%) Adjusted EPS $0.88 $0.93 – $0.98* (Growth of 6% – 11%) Capital Expenditures $65.4 $120 - $140 (Including Capacity Expansion) Income Tax Rate 27.3% 27% 13 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures. The Company does not provide a reconciliation of forward-looking financial expectations to the most directly comparable GAAP financial measure because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation; including adjustments that could be made for deferred taxes; remeasurement of the tax receivable agreement, transformation expenses and other non-operating gains or losses reflected in the Company's reconciliation of historic non-GAAP financial measures, the amount of which could be material. Please refer to the Reconciliation of Non-GAAP Financial Measures included in the Appendix for further information about the use of these measures. *Based on weighted average shares outstanding of 137 - 138 million.

14 Appendix

Non-GAAP Reconciliations 15 1. Acquisition, disposal and integration operating costs are included in general and administrative expenses on the consolidated statement of operations. 2. Project consulting costs are included in general and administrative expenses on the consolidated statement of operations. 3. In 2021, costs related to certain corporate initiatives, including $0.5 million of Voortman acquisition related costs. Of the total $1.0 million, $0.2 million is included in cost of goods sold, $0.6 million is included in general and administrative and $0.2 million is included in other non-operating expenses.

16 Non-GAAP Reconciliations 1. Acquisition, disposal and integration operating costs include $8.0 million of selling expense, $8.6 million of general and administrative expenses and $4.3 million of business combination transaction costs on the consolidated statement of operations. 2. COVID-19 costs are included in cost of goods sold and general and administrative expenses on the consolidated statement of operations. Total COVID-19 non-GAAP adjustments primarily consist of costs of incremental cleaning and sanitation, personal protective equipment and employee bonuses. 3. Project consulting costs are included in general and administrative expenses on the consolidated statement of operations. 4. In 2021, costs related to certain corporate initiatives, including $2.8 million of Voortman acquisition related costs. Of the total $4.3 million, $0.7 million is included in cost of goods sold, $1.4 million is included in general and administrative and $2.2 million is included in other non-operating expenses.